Supplement to the
Fidelity® Limited Term Government Fund
January 28, 2023
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees of Fidelity ® Limited Term Government Fund has approved changes to the fund's management fee and expense structure. Effective April 1, 2023, under the new arrangements, the management fee has been reduced to 0.20%, transfer agent fees are fixed at 0.10% and total operating expenses are contractually limited to 0.35% (subject to certain exclusions). This expense limit may not be increased without approval of Fidelity ® Limited Term Government Fund's shareholders and Board of Trustees.
The following information replaces similar information found in the "Management Contracts" section.
Management-Related Expenses. Under the terms of the fund's management contract, Fidelity Management & Research Company LLC (FMR) is responsible for payment of all operating expenses of the fund with the exception of the following: taxes, fees and expenses of the Independent Trustees, Rule 12b-1 fees, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable .
FMR and the fund, on behalf of its retail class, have entered into a 35 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the retail class of the fund to limit the total annual operating expenses (excluding taxes, fees and expenses of the Independent Trustees, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of the retail class to 0.35%. This Expense Contract may not be amended to increase the fees or expenses payable by the retail class except by a vote of a majority of the Board of Trustees and by a vote of a majority of the outstanding voting securities of the class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.
Management Fee.
For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.20% of the fund's average net assets throughout the month.
The following information replaces similar information found in the "Transfer and Service Agent Agreements" section.
For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

ISG-SSTK-0423-104-1.9862945.104	April 19, 2023